Deconsolidation of a Subsidiary (Tables)	12 Months Ended
Mar. 31, 2019
Text Block [Abstract]
Schedule of Deconsolidation of Subsidiary

The Company used the latest financing price of iSNOB to measure the fair value of retained interest in iSNOB at the deconsolidation date and recognized a gain of deconsolidation of a subsidiary in the Consolidated Statements of Operations and Comprehensive Loss as follows:

RMB
Receivables of the Company due from iSNOB as of October 31, 2017	1,968
Proportionate share of iSNOB’s net assets as of October 31, 2017	1,250
Cash consideration	1,190

Total consideration	4,408
Fair value of investment in iSNOB	18,000

Gain on deconsolidation of a subsidiary	13,592